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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

HYPERDYNAMICS CORPORATION
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

HYPERDYNAMICS CORPORATION
12012 Wickchester Lane, Suite 475
Houston, Texas 77079
(713) 353-9400
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON November 29, 2016

To our Stockholders:

        You are cordially invited to attend a Special Meeting of Stockholders of Hyperdynamics Corporation, which will be held on Tuesday, November 29, 2016 at 10 a.m. (CST), at the offices of Hyperdynamics Corporation, located at 12012 Wickchester Lane, Suite 475 Houston, Texas 77079.

        We are holding the Special Meeting for the following purposes, as more fully described in the accompanying Proxy Statement:

  1.
  To approve an amendment to the Company's Certificate of Incorporation, as currently in effect, to increase the authorized number of shares of our common stock from 43,750,000 shares to 87,000,000 shares.

  2.
  To authorize the adjournment of the Special Meeting, if necessary, to solicit an additional proxies if there are not sufficient votes in favor of Proposal No. 1 above.

  3.
  To transact any other business that may be properly brought before the Special Meeting or any continuation, adjournment or postponement thereof.

        Our board of directors recommends that you vote FOR the amendment to our Certificate of Incorporation, as currently in effect, to increase the authorized number of shares of our common stock from 43,750,000 shares to 87,000,000 shares, as provided in Proposal No. 1, and FOR the authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

        All of our stockholders of record as of October 21, 2016, are entitled to attend and vote at the Special Meeting and at any continuation, adjournment or postponement of the Special Meeting.

        Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, please vote via the Internet at www.proxyvote.com, or sign, date and return the enclosed Proxy Card to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

        The person submitting a proxy may revoke it at any time before the final vote at the Special Meeting by (a) Internet at www.proxyvote.com, (b) executing and submitting a later-dated Proxy Card, (c) providing written notice of revocation to the Secretary of the Company, or (d) voting in person at the Special Meeting.

        All stockholders are extended a cordial invitation to attend the Special Meeting.

By Order of the Board of Directors
Houston, TX November 1, 2016	/s/ IAN NORBURY Ian Norbury Chairman of the Board

        To assure that your shares of common stock will be voted at the Special Meeting, please indicate your voting instructions: over the Internet at www.proxyvote.com, or by completing and signing the enclosed Proxy Card and returning it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

Important Notice Regarding the Availability of Proxy Materials for the
Special Meeting of Stockholders to be Held on November 29, 2016.

The proxy materials are available at: http://www.astproxyportal.com/ast/18390. (Individual Control Numbers necessary to access the proxy materials are provided on the individual Proxy Cards).

HYPERDYNAMICS CORPORATION

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 29, 2016

TO THE STOCKHOLDERS OF THE COMPANY:

        NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Special Meeting") of Hyperdynamics Corporation, a Delaware corporation ("Hyperdynamics," the "Company," "we," and "us"), which will be held on Tuesday, November 29, 2016 at 10 a.m. (CST), at Hyperdynamics Corporation, located at 12012 Wickchester Lane, Suite 475, Houston Texas 77079, for the following purposes:

  1.
  To approve an amendment to the Company's Certificate of Incorporation, as currently in effect, to increase the authorized number of shares of our common stock from 43,750,000 shares to 87,000,000 shares ("Proposal No. 1").

  2.
  To authorize the adjournment of the Special Meeting, if necessary, to solicit an additional proxies if there are not sufficient votes in favor of Proposal No. 1 ("Proposal No. 2").

  3.
  To transact any other business that may be properly brought before the Special Meeting or any continuation, adjournment or postponement thereof.

        The foregoing items of business are more fully described in the Proxy Statement for Special Meeting of Stockholders accompanying this notice (the "Notice of Special Meeting"). Our board of directors recommends that you vote FOR the amendment to our Certificate of Incorporation, as currently in effect, to increase the authorized number of shares of our common stock from 43,750,000 shares to 87,000,000 shares, as provided in Proposal 1, and FOR the authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

        Only stockholders of the Company of record at the close of business October 21, 2016 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof.

        Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Special Meeting, please vote via the Internet at www.proxyvote.com, or sign, date and return the enclosed Proxy Card to us promptly. Your cooperation in signing and returning the proxy will help avoid further solicitation expense.

        If you are a stockholder of record, you may revoke your proxy by (a) Internet at www.proxyvote.com, (b) executing and submitting a later-dated proxy, (c) providing written notice of revocation to the Secretary of the Company, or (d) voting in person at the Special Meeting. Your most current proxy card will be the one that is counted at the Special Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, then you must contact the institution or representative that holds your shares and follow its instructions for revoking your proxy.

By Order of the Board of Directors
/s/ IAN NORBURY
Houston, TX	Ian Norbury
November 1, 2016	Chairman of the Board

        To assure that your shares of common stock will be voted at the Special Meeting, please indicate your voting instructions: over the Internet at www.proxyvote.com, or by completing and signing the enclosed Proxy Card and returning it promptly in the enclosed, postage prepaid, addressed envelope. No additional postage is required if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the meeting.

        The proxy materials are available at: http://www.astproxyportal.com/ast/18390. (Individual Control Numbers necessary to access the proxy materials are provided on the individual Proxy Cards).

PROXY STATEMENT

HYPERDYNAMICS CORPORATION
12012 Wickchester Lane, Suite 475
Houston, Texas 77079
(713) 353-9400

SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON NOVEMBER 29, 2016

        The board of directors (the "Board" or the "Board of Directors") of Hyperdynamics Corporation ("Hyperdynamics," the "Company," "we," and "us") is soliciting proxies to be voted at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held Tuesday, November 29, 2016 at 10 a.m. (CST), for the purposes set forth herein and in the accompanying Notice of Special Meeting of Stockholders of the Company (the "Notice of Special Meeting"). The Special Meeting will be held at 12012 Wickchester Lane, Suite 475, Houston Texas 77079,

        These proxy materials are first being distributed on or about November 3, 2016 to all stockholders as of the record date for the Special Meeting, November 29, 2016 (the "Record Date"). This proxy statement (the "Proxy Statement") contains important information for you to consider when deciding how to vote on matters brought before the Special Meeting. Please read it carefully.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

        The following questions and answers are intended to briefly address potential questions that our stockholders may have regarding this Proxy Statement and the Special Meeting. They are also intended to provide our stockholders with certain information that is required to be provided under the rules and regulations of the Securities and Exchange Commission (the "SEC"). These questions and answers may not address all of the questions that are important to you as a stockholder. If you have additional questions about the Proxy Statement or the Special Meeting, please see the response to the question entitled "Whom should I contact with other questions?" below.

Q:
What is the purpose of the Special Meeting?

A:
At the Special Meeting, our stockholders will be asked to consider and vote upon the matters described in this Proxy Statement and in the accompanying Notice of Special Meeting, and any other matters that properly come before the Special Meeting.

Q:
When and where will the Special Meeting be held?

A:
You are invited to attend the Special Meeting on Tuesday, November 29, 2016 at 10 a.m. (CST). The Special Meeting will be held at 12012 Wickchester Lane, Suite 475, Houston Texas 77079.

Q:
Why did I receive these proxy materials?

A:
We are making these proxy materials available in connection with the solicitation by our Board of Directors of proxies to be voted at the Special Meeting, and at any adjournment or postponement thereof. Your proxy is being solicited in connection with the Special Meeting because you owned our common stock at the close of business on October 21, 2016, which is the Record Date for the Special Meeting. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Special Meeting.

You are invited to attend the Special Meeting in person to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares.

  Instead, you may vote your shares as described in the response to the question entitled "How can I vote my shares" below and as described elsewhere in this Proxy Statement.

  Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this Proxy Statement and submit your proxy or voting instructions as soon as possible.

  Notice of Internet Availability of Proxy Materials

  Pursuant to rules promulgated by the SEC, we have elected to provide access to our proxy materials, consisting of the Notice of Special Meeting, the Proxy Statement, and the Proxy Card both by sending you this full set of proxy materials and by notifying you of the availability of our proxy materials on the Internet. In accordance with SEC rules, you may access our proxy materials at http://www.astproxyportal.com/ast/18390. (Individual Control Numbers necessary to access the proxy materials are provided on the individual Proxy Cards).

Q:
What proposals will be voted on at the Special Meeting?

A:
The proposals to be voted on at the Special Meeting, and our Board of Directors' voting recommendations with respect to each, are as follows:

Proposal		Board's Voting Recommendation
1.	Increase in the authorized number of shares of our common stock (Proposal No. 1): The approval of an amendment to our Certificate of Incorporation, as currently in effect (the "Certificate of Incorporation"), to increase the authorized number of shares of our common stock from 43,750,000 shares to 87,000,000 shares.	For
2.
	Authorize an adjournment of the Special Meeting (Proposal No. 2): The authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.	For

  We will also consider any other business that properly comes before the Special Meeting. As of the Record Date, we are not aware of any other matters to be submitted for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, the persons named in the enclosed Proxy Card or voter instruction card will vote the shares they represent using their best judgment.

Q:
How can I vote my shares?

A:
Stockholders may vote (i) via the Internet at www.proxyvote.com by following the instructions contained on that website and using the Individual Control Numbers provided on your individual Proxy Card, (ii) by completing and signing the enclosed Proxy Card and returning it promptly in the enclosed, postage prepaid, addressed envelope, or (iii) at the Special Meeting in person.

Proxies properly executed and delivered by stockholders and timely received by us will be voted at the Special Meeting in accordance with the instructions contained therein. If you authorize a proxy to vote your shares over the Internet or by telephone, you should not return a Proxy Card by mail (unless you are revoking your Proxy).

EACH STOCKHOLDER, WHETHER OR NOT HE OR SHE PLANS TO ATTEND THE SPECIAL MEETING, IS REQUESTED TO COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY. IF A STOCKHOLDER PROVIDES A PROXY BUT GIVES

  NO INSTRUCTIONS, SUCH STOCKHOLDER'S SHARES WILL BE VOTED (1) "FOR" AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION, AS CURRENTLY IN EFFECT, TO INCREASE THE AUTHORIZED NUMBER OF SHARES OF OUR COMMON STOCK FROM 43,750,000 SHARES TO 87,000,000 SHARES, AND (2) "FOR" THE AUTHORIZATION TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1.

  If any other matters are properly presented at the Special Meeting, the proxy holders will vote your proxy in their discretion on such matters.

Q:
How may I revoke or change my vote after submitting my proxy?

A:
You may revoke your proxy and change your vote at any time before the final vote at the Special Meeting.

If you are a stockholder of record, you may revoke your proxy by (a) Internet at www.proxyvote.com, (b) executing and submitting a later-dated proxy, (c) providing written notice of revocation to the Secretary of the Company, or (d) voting in person at the Special Meeting. Your most current proxy card will be the one that is counted at the Special Meeting.

If you are a beneficial owner of shares, you may revoke your proxy by following instructions provided by your broker, bank or other agent.

Q:
Who may vote at the Special Meeting?

A:
The Board of Directors has set October 21, 2016 as the Record Date for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. As of the Record Date, there were 21,066,591 shares of the Company's common stock issued and outstanding. Each share of common stock is entitled to one vote on all issues requiring a stockholder vote at the Special Meeting.

Q:
What is the quorum requirement for the Special Meeting?

A:
The presence, in person or by proxy, of a majority of the outstanding shares of common stock on the Record Date is necessary to constitute a quorum at the Special Meeting. If a quorum is not present, the Special Meeting will be adjourned until a quorum is obtained.

Q:
What vote is required to approve each proposal?

A:
Increase in the authorized number of shares of our common stock (Proposal No. 1): The approval of an amendment to the Company's Certificate of Incorporation to increase the authorized number of shares of our common stock from 43,750,000 shares to 87,000,000 shares requires the affirmative vote of at least a majority of the outstanding shares of our common stock.

Authorize an adjournment of the Special Meeting (Proposal No. 2): The authorization to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 requires the affirmative vote of a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter.

Q:
May I vote my shares in person at the Special Meeting?

A:
If you are the stockholder of record, you have the right to vote in person at the Special Meeting. When you arrive at the Special Meeting, you may request a ballot.

If you are the beneficial owner of shares held in street name, you are welcome to attend the Special Meeting, but you may not vote your shares in person at the special meeting unless you bring with you a proxy from the broker, bank, or other agent that holds your shares, giving you the right to vote at the Special Meeting.

Q:
What happens if I do not give specific voting instructions?

A:
If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by our Board of Directors, or if you sign and return a Proxy Card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by our Board of Directors on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Special Meeting.

If you are a beneficial owner of shares held in street name and do not provide the entity that holds your shares with specific voting instructions, the entity that holds your shares may generally vote at its discretion on "routine" matters. However, if the entity that holds your shares does not receive instructions from you on how to vote your shares on a "non-routine" matter, it will be unable to vote your shares on that matter. This is generally referred to as a "broker non-vote." All matters presented in this Proxy Statement are considered routine matters under applicable rules. As a result, a broker or other nominee may vote without instructions on any matter, so there will not be broker non-votes on Proposal No. 1 and Proposal No. 2.

Q:
What is the effect of abstentions?

A:
Shares held by persons attending the Special Meeting but not voting, and shares represented by proxies that reflect abstentions as to a particular proposal, will be counted as present for purposes of determining the presence of a quorum, but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. Accordingly, abstentions will have the same effect as a vote "Against" Proposal No. 1 and Proposal No. 2.

Q:
Where can I find voting results of the Special Meeting?

A:
In accordance with SEC rules, final voting results will be published in a Current Report on Form 8-K within four (4) business days following the Special Meeting, unless final results are not known at that time in which case preliminary voting results will be published within four (4) business days of the Special Meeting and final voting results will be published once they are known by the Company.

Q:
What are the costs of soliciting these proxies?

A:
The cost of soliciting proxies, including the cost of preparing, assembling and mailing the proxy material to our stockholders, will be borne by the Company. Proxies may be solicited personally, by mail, by telephone, by email, by fax, by press release, by press interview or via the Internet. The Company has retained D.F. King & Co., Inc. to serve as the Company's proxy solicitor. The Company has agreed to pay D.F. King & Co., Inc. customary compensation for its services, including an initial retainer of $7,500, plus reimbursement for reasonable out-of-pocket expenses incurred during the solicitation. D.F. King & Co., Inc. has advised us that its initial fees could be up to $50,000 in connection with a proxy contest. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's common shares held of record by such persons, and the Company will reimburse them for their related charges and expenses.

Q:
When are stockholder proposal and director nominations due for next year's annual meeting?

A:
Stockholders may present a proper proposal for consideration at the 2017 annual meeting of the stockholders. In order to be considered for inclusion in the proxy statement and form of proxy relating to 2017 annual meeting of stockholders following the end of our 2016 fiscal year, proposals by individual stockholders must have been received by us no later than August 30, 2016, which is 120 days prior to December 28, 2016, the anniversary date on which we released the proxy materials for the 2016 annual meeting.

In order for a stockholder business proposal or nomination for director to be properly brought before next year's annual meeting of stockholders following the end of our 2016 fiscal year, the stockholder must have delivered a notice to the Secretary at the principal executive offices of the Company not earlier than the close of business on September 29, 2016, which is 120 days prior to January 27, 2017, which is the one-year anniversary of the 2016 annual meeting, and not later than October 29, 2016, which is the 90th day prior to January 27, 2017 (the one-year anniversary of the 2016 annual meeting); provided, however, that in the event that the date of the 2017 annual meeting is more than 30 days before or more than 60 days after January 27, 2017 (the one-year anniversary of the 2016 annual meeting), notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to the date of the 2017 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the 2017 annual meeting or, if the first public announcement of the date of the 2017 annual meeting is less than 100 days prior to the date of the 2017 annual meeting, the 10th day following the day on which public announcement of the date of the 2017 meeting is first made by the Company. If the number of directors to be elected to the Board is increased effective after the time period for which nominations would otherwise be due pursuant to the Amended and Restated Bylaws,(the "Bylaws") and there is no public announcement by the Company naming the nominees for the additional directorships by October 19, 2016, which is 100 days prior to January 27, 2017 (the one-year anniversary of the 2016 annual meeting), the stockholder's notice will be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered as described above not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company. Stockholders submitting a notice of a proposal must also comply with all applicable requirements of the the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations thereunder, as well as with the requirements of the Company's Bylaws.

It is presently intended that the 2017 annual meeting will be held in January 2017.

Q:
Whom should I contact with other questions?

A:
If you have additional questions about this Proxy Statement or the Special Meeting, or if you would like additional copies of this Proxy Statement, please contact: Hyperdynamics Corporation, 12012 Wickchester Lane, Suite 475, Houston, Texas 77079, Attention: Ray Leonard, President and Chief Executive Officer; Telephone: 713-353-9400.

 PROPOSAL NO. 1: APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

General

        The Company's Certificate of Incorporation currently authorizes the issuance of up to 43,750,000 shares of common stock, par value $.001 per share. On October 7, 2016, the Board of Directors unanimously adopted a resolution approving, subject to the approval of our stockholders, an amendment to section (a) of Article IV of the Certificate of Incorporation (the "Amendment") to increase the total number of shares of common stock that we are authorized to issue from 43,750,000 shares to 87,000,000 shares. Therefore, the Board of Directors unanimously recommends that shareholders of the Company approve the Amendment of the Certificate of Incorporation to increase the Company's authorized common stock from 43,750,000 shares to 87,000,000 shares.

Text of the Proposed Amendment

        We propose to amend the existing language of section (a) of Article IV of the Certificate of Incorporation as follows (with additions in italics and deletions indicated by strike-though text):

    "(a) The aggregate number of shares of common stock which the corporation shall have the authority to issue is 87,000,000 shares of common stock, par value $.001 per share. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable."

        The additional common stock to be authorized by adoption of the amendment would have rights identical to our currently outstanding common stock. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding common stock, except for effects incidental to increasing the number of shares of our common stock outstanding, such as dilution of the earnings per share and voting rights of current holders of common stock, to the extent the additional common stock is ultimately issued. The proposed Amendment will not affect the number of shares of preferred stock authorized.

        If the Amendment is approved by the stockholders at the Special Meeting, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware to effect the Amendment as soon as practicable after the Special Meeting. The form of the Certificate of Amendment that would be enacted if the Amendment is adopted is set forth in Appendix A to this Proxy Statement. However, the text of the Certificate of Amendment is subject to revision to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board of Directors deems necessary and advisable to effect the proposed amendment of the Company's Certificate of Incorporation.

Rationale for the Amendment and Factors to Consider

        As of October 25, 2016, 21,066,591 shares of our common stock are issued and outstanding. In addition, approximately 2,000,000 are reserved for awards under our stock option plan. That leaves approximately 20,683,409 shares, or 47.3% of the currently authorized share amount, available for future use. As a result, the Company may not have a sufficient number of authorized shares available for issuance for future capital raising activities, mergers and acquisitions, share splits, and other corporate purposes.

        The Board of Directors believes that the authorization of additional shares pursuant to Proposal No. 1 will better allow the Company to fund expenditures related to the drilling of an exploratory well pursuant to the concession (the "Concession") granted by the Republic of Guinea ("Guinea") offshore, as previously described in the Company's filings with the SEC (including its annual Report on

Form 10-K for the fiscal year ended June 30, 2016 and its Current Report on Form 8-K filed September 22, 2016).

        The Company presently has no specific plans for the issuance of any shares relating to funding the Concession or otherwise. However, the Company anticipates that it may develop plans for a capital raise through a share issuance to close as early as December 2016.

        The Board of Directors also believes that the additional authorized shares of common stock will provide us with the necessary flexibility to utilize shares for various corporate purposes that may be identified in the future which are expected to enhance stockholder value. These corporate purposes may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions, and other business combinations), future stock splits and stock dividends, equity or equity-linked offerings and other capital-raising or financing transactions, grants and awards under the stock plan, and other types of general corporate purpose transactions. We believe that it is important to have the flexibility to issue shares of common stock beyond the limited amount remaining. Failure to implement the proposed Amendment could, in effect, prevent the Company from continuing the pursuit of effective strategies to access capital in the public and private markets.

        Applicable law requires that we disclose in connection with this proposal the provisions in our Certificate of Incorporation and Bylaws that could have an anti-takeover effect. Below is a summary of the provisions of our Certificate of Incorporation or Bylaws, among others, may have the anti-takeover effect of preventing, discouraging or delaying a change in the control:

  (i)
  Our Bylaws establish advance notice procedures with regard to stockholder proposals relating to the nomination of candidates for election as directors or new business to be brought before meetings of our stockholders, including that notice—which must include certain information specified in the Bylaws—of such proposals be timely delivered (generally not less than 90 days nor more than 120 days prior to the first anniversary date of the annual meeting for the preceding year) in writing to our Secretary prior to the meeting at which the action is to be taken.

  (ii)
  Our Bylaws provide that special meetings may be called by the Board or by any officer instructed by the directors to call the meeting. Special meetings of the stockholders may be called only by the Chairman of the Board, the Chief Executive Officer or by the Board pursuant to a resolution adopted by a majority of the total number of directors which the corporation would have if there were no vacancies and shall be called in accordance with the Bylaw's notice or waiver of notice provisions. Special meetings of the stockholders may also be called by the Secretary upon the written request in proper form of the holders of at least 30% of the outstanding shares of common stock entitled to vote at such meeting. A request for a special meeting shall not be required to be held at the request of stockholders: (i) with respect to any matter, within 120 days after any annual or special meeting of stockholders at which the same matter was on the agenda; (ii) if the same matter will be included on the agenda at an annual meeting to be held within 90 days after the receipt by the corporation of such request (and the election or removal of directors would be deemed the same matter with respect to all matters involving the election or removal of directors); (iii) if the request relates to an item of business that is not a proper subject for stockholder action under applicable law; or (iv) if such request violates applicable law. The Board may postpone, reschedule or cancel any special meeting of stockholders previously called by the Board or by any officer of the corporation.

  (iii)
  Our Certificate of Incorporation provides for 43,750,000 authorized shares of common stock, which may enable us to render more difficult, or to discourage, an attempt to obtain control by means of a non-consensual merger, a tender offer, proxy contest, or otherwise. The Certificate of Incorporation grants our Board broad powers to establish the rights and preferences of authorized and unissued shares of preferred stock, which could be used to adversely affect the rights and powers, including voting rights, of stockholders and could also have the effect of delaying, deterring or preventing a change in control.

        The foregoing description of certain terms in our Certificate of Incorporation and Bylaws is a summary only and is qualified by reference in its entirety to the full text of the Certificate of Incorporation and Bylaws, copies of which have been filed with the SEC.

        The Board of Directors has not proposed the increase in the amount of authorized shares with the intention of discouraging tender offers or takeover attempts of the Company. Rather, the proposed amendment has been prompted by business and financial considerations, as set out above, and it is the intended purpose of the proposed amendment to the Certificate of Incorporation to provide greater flexibility to the Board in considering and planning for our potential future corporate needs. However, the availability of additional authorized shares for issuance may have effect of discouraging a merger, tender offer, proxy contest, or other attempt to obtain control of the Company. Furthermore, the submission of this proposal is not part of any plan by the Company's Board of Directors or management to engage in any transaction which would require the approval of this proposed increase.

        Neither Delaware law, the Certificate of Incorporation, nor the Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the proposals in this Proxy Statement. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Vote Required; Board Recommendation

        Approval of the Amendment to increase the number of authorized shares of the common stock from 43,750,000 shares to 87,000,000 shares requires the affirmative vote of at least a majority of the outstanding shares of common stock entitled to vote thereon. If a stockholder abstains from voting or directs the stockholder's proxy to abstain from voting, such shares are considered present at the Special Meeting for purposes of the Amendment, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

        THE BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.

 PROPOSAL NO. 2: AUTHORIZATION TO ADJOURN THE SPECIAL MEETING

General

        If the Special Meeting is convened and a quorum is present, but there are not sufficient votes to approve Proposal 1, our proxy holders may move to adjourn the Special Meeting at that time in order to enable the Board of Directors to solicit additional proxies.

        In this proposal, we are asking our stockholders to authorize the holder of any proxy solicited by our Board of Directors to vote in favor of granting discretionary authority to the proxy holders, and each of them individually, to adjourn the Special Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve Proposal No. 1. If our stockholders approve this proposal, we could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat Proposal No. 1, we could adjourn the Special Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

        If it is necessary to adjourn the Special Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Special Meeting of the time and place to which the Special Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required; Board Recommendation

        Approval of this proposal requires the affirmative vote of at least a majority of the shares of our common stock present or represented by proxy at the Special Meeting and entitled to vote on such matter. If a stockholder abstains from voting or directs the stockholder's proxy to abstain from voting, such shares are considered present at the Special Meeting for purposes of the Amendment, but, because they are not affirmative votes for the proposal, they will have the same effect as votes against the proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A "FOR" VOTE FOR THE AUTHORIZATION TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NO. 1.

 PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

        The following table sets forth certain information as of the Record Date with respect to the beneficial ownership of shares of common stock by (1) each person known to us that owns beneficially more than 5% of the outstanding shares of common stock, (2) each of our directors, (3) each of our executive officers, and (4) all of our executive officers and directors as a group. As of the Record Date, we had 21,066,591 shares of common stock outstanding. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or group and the percentage ownership of that person or group, shares of our common stock subject to options currently exercisable or exercisable within 60 days after the Record Date are deemed outstanding, but are not deemed outstanding for purposes of computing the percentage ownership of any other person. The address of each director and officer named in the below table is c/o Hyperdynamics Corporation, 12012 Wickchester Lane, Suite 475 Houston, TX 77079.

NAME OF BENEFICIAL OWNER	NUMBER OF SHARES OF COMMON STOCK BENEFICIALLY OWNED		PERCENT OF CLASS
BlackRock, Inc.	1,844,576	(1)	8.8
Ray Leonard	428,747	(2)	2.0
Ian Norbury	83,000	(3)	*
Patricia N. Moller	7,500	(4)	*
William O. Strange	90,375	(5)	*
Fred Zeidman	88,375	(6)	*
Gary D. Elliston	363,375	(7)	1.7

Directors and Executive Officers as a group (6 persons)	1,061,372		4.8

*
Less than 1%

(1)
Based on reported ownership for the period ended September 25, 2016. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(2)
This amount includes: 280,100 shares of common stock and options to purchase 148,647 shares of common stock.

(3)
This amount includes: 3,000 shares of common stock and options to purchase 80,000 shares of common stock.

(4)
This amount includes: no shares of common stock and options to purchase 7,500 shares of common stock.

(5)
This amount includes: 4,125 shares of common stock and options to purchase 86,250 shares of common stock.

(6)
This amount includes: 1,375 shares of common stock and options to purchase 87,000 shares of common stock.

(7)
This amount includes: 355,875 shares of common stock (all pledged as security) and options to purchase 7,500 shares of common stock.

 ANNUAL REPORT

Available Information

        Upon written request, we will provide, without charge, a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2016, and Proxy Statement to any stockholders of record, or to any stockholder who owns common stock listed in the name of a bank or broker as nominee, at the close of business on the Record Date. Any request for a copy of this Proxy Statement or our Annual Report should be mailed to Hyperdynamics Corporation, 12012 Wickchester Lane, Suite 475, Houston, Texas 77079, Attention: Ray Leonard, President and Chief Executive Officer. We file annual, quarterly and current reports, proxy statements and other information in accordance with the Exchange Act with the SEC. You may read and copy any reports, proxy statements or other information filed by us at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549. In addition, these materials we file electronically with the SEC are available at the SEC's website at www.sec.gov. The SEC's website contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. Information about the operation of the SEC's public reference facilities may be obtained by calling the SEC at 1-800-SEC-0330.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 29, 2016

        Copies of our proxy materials, consisting of the Notice of Special Meeting and this Proxy Statement are available at http://www.astproxyportal.com/ast/18390. (Individual Control Numbers necessary to access the proxy materials are provided on the individual Proxy Cards).

 STOCKHOLDERS SHARING THE SAME ADDRESS

        If you are a beneficial owner, your bank or broker may deliver a single Proxy Statement, along with individual Proxy Cards, or individual Notices of Special Meeting to any household at which two or more stockholders reside unless contrary instructions have been received from you. This procedure, referred to as householding, reduces the volume of duplicate materials shareholders receive and reduces mailing expenses. Stockholders may revoke their consent to future householding mailings or enroll in householding mailings by contacting your broker, bank or other agent. Alternatively, if you wish to receive a separate set of proxy materials for the Special Meeting, we will deliver them promptly upon request sent to Hyperdynamics Corporation, 12012 Wickchester Lane, Suite 475, Houston, Texas 77079, Attention: Ray Leonard, President and Chief Executive Officer.

 OTHER MATTERS

        The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the Board of Directors recommends.

Houston, TX
Dated: November 1, 2016

/s/ IAN NORBURY Ian Norbury Chairman of the Board * * * * *

 Appendix A

Proposed Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock
(Proposal No. 1)

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
HYPERDYNAMICS CORPORATION

        Hyperdynamics Corporation (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), does hereby certify that:

FIRST:	This certificate of amendment (the "Certificate of Amendment") amends the provisions of the Certificate of Incorporation of Hyperdynamics Corporation (the "Certificate of Incorporation"), filed with the Secretary of State of the State of Delaware.
SECOND:	Section (a) of Article IV of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:

"(a) The aggregate number of shares of common stock which the corporation shall have the authority to issue is 87,000,000 shares of common stock, par value $.001 per share. No share of common stock shall be issued until it has been paid for and it shall thereafter be non-assessable."
THIRD:	The foregoing amendment to the Certificate of Incorporation was duly approved by the board of directors of the Company (the "Board").
FOURTH:
Thereafter, pursuant to a resolution of the Board, this Certificate of Amendment was submitted to the stockholders of the Company for their approval, and was duly adopted in accordance with the provisions of Sections 228 and 242 of the DGCL.
FIFTH:	All other provisions of the Certificate of Incorporation shall remain in full force and effect.
SIXTH:	This Certificate of Amendment shall be effective on and as of the date of its filing with the Secretary of State of the State of Delaware.

        IN WITNESS WHEREOF, the Company has caused this Certificate of Amendment to be signed by a duly authorized officer of the Company as of November 29, 2016.

HYPERDYNAMICS CORPORATION
By:
	Name:	Ray Leonard
	Title:	Chief Executive Officer

A-1

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 12012 WICKCHESTER LANE, SUITE 475 HOUSTON, TEXAS 77079 If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - at 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: M19037-P88497 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. HYPERDYNAMICS CORPORATION The Board of Directors recommends you vote FOR the below proposals: For Against Abstain 1.To approve an amendment to the Company’s Certificate of Incorporation, as currently in effect, to increase the authorized number of shares of our common stock from 43,750,000 shares to 87,000,000 shares. For Against Abstain 2.To adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1. The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned. If no direction is made, this proxy will be voted FOR p r o p o s a l 1 a n d F O R p r o p o s a l 2. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion. Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

HYPERDYNAMICS CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS NOVEMBER 29, 2016 Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders To Be Held on November 29, 2016: The Notice, Proxy Statement and Proxy Card are available at http://www.astproxyportal.com/ast/18390 M19038-P88497 HYPERDYNAMICS CORPORATION THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS SPECIAL MEETING OF STOCKHOLDERS NOVEMBER 29, 2016 The undersigned hereby appoints Ray Leonard and David Gullickson, or either of them, as proxies each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote as designated on the reverse side of this proxy card, all the shares of common stock of Hyperdynamics Corporation (the “Company”) that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at 12012 Wickchester Lane, Suite 475, Houston Texas 77079, on Tuesday, November 29, 2016 at 10:00 a.m. (CST), and at any adjournment or postponement thereof. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2. This proxy, when properly executed, will be voted in the manner directed herein. If no directions are given by the person(s) executing this proxy, the shares will be voted “FOR” proposal 1 and “FOR” proposal 2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting, including matters incident to its conduct or motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE OR VOTE VIA THE INTERNET OR TELEPHONE AS INDICATED ON THE REVERSE SIDE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING
PROPOSAL NO. 1: APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK
PROPOSAL NO. 2: AUTHORIZATION TO ADJOURN THE SPECIAL MEETING
PRINCIPAL SHAREHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT
ANNUAL REPORT
STOCKHOLDERS SHARING THE SAME ADDRESS
OTHER MATTERS
  Appendix A
Proposed Amendment to Certificate of Incorporation to Increase Authorized Shares of Common Stock (Proposal No. 1) CERTIFICATE OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF HYPERDYNAMICS CORPORATION